------------------------------------------------------------

                                  SMITH BARNEY
                               TELECOMMUNICATIONS
                                  INCOME FUND

          ------------------------------------------------------------

                       ANNUAL REPORT | DECEMBER 31, 2002

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(R)

           Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

          ------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
          ------------------------------------------------------------

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney Telecommunications Income Fund ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney, and I managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the States of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the fiscal year ended December 31, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outlines the manager's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken

Chairman, President and Chief Executive Officer


--------------------------------------------------------------------------------
1  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
                            LETTER FROM THE MANAGER
================================================================================

[PHOTO OMITTED]

Robert E.
Swab

Vice President and
Investment Officer

Performance Review

For the year ended December 31, 2002, the Fund's Class A shares returned negative 31.03%. In comparison, the S&P 500 Index ("S&P 500")(1) returned negative 22.09% for the same period.

Investment Strategy

The Fund seeks current income, with long-term growth of capital as a secondary objective. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities consisting primarily of income producing common stocks of companies in the telecommunications industry.

Portfolio Manager Market and Fund Overview

We believe that during the past year general stock market weakness, continued telecommunications industry pressures and uncertainty regarding geopolitical issues had a negative impact on investor sentiment and on the Fund's performance.

As in previous years, performance of the Fund was influenced significantly by the Fund's holdings in the Regional Bell Operating Companies ("RBOCs"), which represent approximately 70% of the Fund's holdings as of December 31, 2002. The RBOCs went through another difficult period this past year as those market forces that negatively impacted results for the industry during 2000 and 2001 persisted in 2002. First, the U.S. economy did not recover in a meaningful way following the recessionary environment of 2001. The absence of a strong rebound in the economy last year once again negatively impacted corporate profitability. Also, competition among the largest telecommunications companies, including the RBOCs, remained intense in 2002 with service substitution and low-pricing strategies widespread. The fierce competition continued to impact growth and narrowed operating margins. However, a number of the carriers successfully addressed some of these issues during the past year and worked diligently to improve margins and finances. In addition, many companies have improved operating conditions through layoffs, consolidations, divestitures, capital spending cutbacks, debt reduction and refinancings. These actions helped to increase investor interest in the RBOCs late in the year, enabling them to perform better in the last calendar quarter.

----------
(1) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


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2  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

Portfolio Manager Market and Fund Outlook

The areas that we believe offer the greatest growth opportunities for the RBOCs are the corporate and high-value consumer markets. In the corporate sector, the RBOCs have broadened their assortment of data services to include web-hosting, billing, information transfer and enterprise management. As far as the consumer is concerned, the RBOCs are expanding their digital-subscriber line ("DSL") network and wireless-web offerings as a way to increase total revenue-per-user. The RBOCs are now selling long distance ("LD") services. BellSouth just became the first RBOC to win Federal Communications Commission ("FCC") approval to offer long distance service in all of its home territory states. We feel that the other RBOCs will not be too far behind in gaining this type of expanded LD access. We believe all the operators could be selling LD in their home markets by the end of 2003. We think selling LD to a wider potential account base is clearly a positive, as there is an enhanced opportunity to bundle LD with local, wireless, and data services. We believe this would give the RBOCs a competitive advantage over the major telecommunication companies, including AT&T Corp., Sprint FON Group and WorldCom Group.

Lastly, we think the RBOCs may continue to offer some degree of stability for more conservative equity investors concerned with the ongoing volatility inherent in the stock market. In addition, these companies collectively maintain what we feel are attractive dividend policies.

Thank you for your investment in the Smith Barney Telecommunications Income Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Robert E. Swab


Robert E. Swab
Vice President and Investment Officer

January 15, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to page 6 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.


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3  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Historical Performance
================================================================================

                  Net Asset Value
                ------------------
                Beginning     End        Income        Capital Gain      Total
Period Ended     of Year    of Year     Dividends     Distributions     Returns+
================================================================================
12/31/02         $ 67.07    $ 20.20      $ 0.73          $ 23.75        (31.03)%
--------------------------------------------------------------------------------
12/31/01          128.84      67.07        0.90            31.90        (23.92)
--------------------------------------------------------------------------------
12/31/00          177.27     128.84        1.49            25.64        (12.24)
--------------------------------------------------------------------------------
12/31/99          176.20     177.27        1.78            18.13         12.18
--------------------------------------------------------------------------------
12/31/98          134.06     176.20        2.22            22.08         53.72
--------------------------------------------------------------------------------
12/31/97          104.62     134.06        2.83            13.61         45.11
--------------------------------------------------------------------------------
12/31/96          119.69     104.62        3.12             9.72         (1.45)
--------------------------------------------------------------------------------
12/31/95           95.62     119.69        3.58            11.50         42.93
--------------------------------------------------------------------------------
12/31/94          107.62      95.62        4.05             6.06         (1.83)
--------------------------------------------------------------------------------
12/31/93          102.67     107.62        4.42             6.87         16.00
================================================================================
Total                                    $25.12          $169.26
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, once a year.

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

Year Ended 12/31/02                                                     (31.03)%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                (4.50)
--------------------------------------------------------------------------------
Ten Years Ended 12/31/02                                                  6.34
--------------------------------------------------------------------------------
1/1/84* through 12/31/02                                                 11.25
--------------------------------------------------------------------------------

================================================================================
Cumulative Total Return+ (unaudited)
================================================================================

12/31/92 through 12/31/02                                                 84.87%
================================================================================

+ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Commencement of operations.


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4  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                          Value of $10,000 Invested in
              the Smith Barney Telecommunications Income Fund vs.
                                 S&P 500 Index

--------------------------------------------------------------------------------
                         December 1992 -- December 2002

   [The following table was depicted as a line chart in the printed material.]

                   Smith Barney
                Telecommunications
                   Income Fund               S&P 500 Index
                   -----------               -------------
12/92                  10000                     10000
12/93                  11600                     11005
12/94                  11388                     11150
12/95                  16277                     15335
12/96                  16041                     18854
12/97                  23277                     25148
12/98                  35783                     32375
12/99                  40142                     39184
12/00                  35231                     35617
12/01                  26803                     31387
12/02                  18487                     24452

+ Hypothetical illustration of $10,000 invested in the Smith Barney Telecommunications Income Fund on December 31, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2002. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Past performance is not indicative of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


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5  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2002
================================================================================

    SHARES                             SECURITY                         VALUE
================================================================================
COMMON STOCK -- 96.9%
Cellular Communications- 26.5%
  200,000   Vodafone Group PLC, Sponsored ADR                        $ 3,624,000
--------------------------------------------------------------------------------
Telephone -- 70.4%
  126,000   BellSouth Corp.                                            3,259,620
  120,000   SBC Communications Inc.                                    3,253,200
   80,000   Verizon Communications Inc.                                3,100,000
--------------------------------------------------------------------------------
                                                                       9,612,820
--------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $2,251,170)                   13,236,820
================================================================================
REPURCHASE AGREEMENT -- 3.1%
 $423,000   Merrill Lynch & Co., Inc., 1.050% due 1/2/03;
              Proceeds at maturity -- $423,025; (Fully
              collateralized by Federal Farm Credit Bank,
              Federal Home, Loan Bank, Freddie Mac, Fannie
              Mae, and Sallie Mae Notes, Bonds, and Debentures,
              0.000% to 7.450% due 8/15/03 to 11/15/17; Market
              value -- $431,460) (Cost -- $423,000)                      423,000
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $2,674,170*)                                    $13,659,820
================================================================================

*     Aggregate cost for Federal income tax purposes is $1,668,768.

                       See Notes to Financial Statements.


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6  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2002
================================================================================

ASSETS:
  Investments, at value (Cost -- $2,674,170*)                      $ 13,659,820
  Cash                                                                      507
  Dividends and interest receivable                                      33,660
-------------------------------------------------------------------------------
  Total Assets                                                       13,693,987
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                      72,310
  Investment advisory fee payable                                         5,958
  Administration fee payable                                              2,167
  Accrued expenses                                                       41,471
-------------------------------------------------------------------------------
  Total Liabilities                                                     121,906
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 13,572,081
===============================================================================
NET ASSETS:
  Par value of capital shares                                      $        672
  Capital paid in excess of par value                                 2,923,547
  Undistributed net investment income                                    16,228
  Accumulated net realized loss on security transactions               (354,016)
  Net unrealized appreciation of investments                         10,985,650
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 13,572,081
===============================================================================
Shares Outstanding                                                      671,738
-------------------------------------------------------------------------------
Net Asset Value                                                    $      20.20
===============================================================================

*     Aggregate cost for Federal income tax purposes is $1,668,768.

                       See Notes to Financial Statements.


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7  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 2002
================================================================================

INVESTMENT INCOME:
  Dividends                                                        $    633,968
  Interest                                                                6,945
  Less: Foreign withholding tax                                          (7,068)
-------------------------------------------------------------------------------
  Total Investment Income                                               633,845
-------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                                      123,739
  Administration fee (Note 2)                                            44,996
  Audit and legal                                                        34,681
  Trustees' fees                                                         22,627
  Custody fees                                                           16,074
  Shareholder communications                                             13,048
  Shareholder servicing fees                                             12,249
  Other                                                                   3,425
-------------------------------------------------------------------------------
  Total Expenses                                                        270,839
-------------------------------------------------------------------------------
Net Investment Income                                                   363,006
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              11,413,909
    Cost of securities sold                                           3,037,368
-------------------------------------------------------------------------------
  Net Realized Gain*                                                  8,376,541
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                30,822,973
    End of year                                                      10,985,650
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                           (19,837,323)
-------------------------------------------------------------------------------
Net Loss on Investments                                             (11,460,782)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(11,097,776)
================================================================================

*     Net realized gain for Federal income tax purposes is $9,262,986.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Years Ended December 31,

                                                                      2002            2001
===============================================================================================
OPERATIONS:
  Net investment income                                            $    363,006    $    475,325
  Net realized gain++                                                 8,376,541      12,163,758
  Decrease in net unrealized appreciation                           (19,837,323)    (27,996,097)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                            (11,097,776)    (15,357,014)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (359,532)       (460,390)
  Net realized gains                                                (10,983,031)    (15,776,479)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                   (11,342,563)    (16,236,869)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net asset value of shares issued for reinvestment of dividends      6,638,316       8,431,635
  Cost of shares reacquired                                          (6,835,479)    (10,410,514)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions                  (197,163)     (1,978,879)
-----------------------------------------------------------------------------------------------
Decrease in Net Assets                                              (22,637,502)    (33,572,762)

NET ASSETS:
  Beginning of year                                                  36,209,583      69,782,345
-----------------------------------------------------------------------------------------------
  End of year*                                                     $ 13,572,081    $ 36,209,583
===============================================================================================
* Includes undistributed net investment income of:                 $     16,228    $     12,754
===============================================================================================

++ Net realized gains for Federal income taxes are $9,262,986 and $12,661,096 for the years ended December 31, 2002 and December 31, 2001, respectively.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
9  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1.    Significant Accounting Policies

The Smith Barney Telecommunications Income Fund ("Fund"), an investment fund of the Smith Barney Telecommunications Trust ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported are valued at the mean between the closing bid and asked prices; securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated using the average-cost method for financial reporting purposes and the specific identification method for tax purposes; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
10  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFMan investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets of each fund. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended December 31, 2002, the Fund paid transfer agent fees of $6,588 to CTB.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3.    Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                                     --
--------------------------------------------------------------------------------
Sales                                                                $11,413,909
================================================================================

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                        $11,991,052
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $11,991,052
================================================================================


11  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

4.    Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.    Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund did not have any securities on loan.

6.    Concentration of Risk

Because the Fund concentrates its investments in one industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic and business cycle risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.


12  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7.    Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

================================================================================
Undistributed ordinary income                                        $    18,409
--------------------------------------------------------------------------------
Accumulated capital gains                                              2,638,619
--------------------------------------------------------------------------------
Unrealized appreciation                                               11,991,052
================================================================================

The tax character of distributions paid during the year ended December 31, 2002 was:

================================================================================
Ordinary income                                                      $   359,532
Long-term capital gains                                               10,983,031
--------------------------------------------------------------------------------
Total                                                                $11,342,563
================================================================================

8.    Shares of Beneficial Interest

At December 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                       Year Ended               Year Ended
                                    December 31, 2002        December 31, 2001
================================================================================
Shares issued on reinvestment            286,929                  107,702
Shares reacquired                       (155,073)                (109,423)
--------------------------------------------------------------------------------
Net Increase (Decrease)                  131,856                   (1,721)
================================================================================


13  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                  2002         2001         2000         1999         1998
=============================================================================================
Net Asset Value,
  Beginning of Year             $  67.07     $ 128.84     $ 177.27     $ 176.20     $ 134.06
---------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income             0.73         0.93         1.50         1.74         2.26
  Net realized and
    unrealized gain (loss)        (23.12)      (29.90)      (22.80)       19.24        64.18
---------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                      (22.39)      (28.97)      (21.30)       20.98        66.44
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.73)       (0.90)       (1.49)       (1.78)       (2.22)
  Net realized gains              (23.75)      (31.90)      (25.64)      (18.13)      (22.08)
---------------------------------------------------------------------------------------------
Total Distributions               (24.48)      (32.80)      (27.13)      (19.91)      (24.30)
---------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                   $  20.20     $  67.07     $ 128.84     $ 177.27     $ 176.20
---------------------------------------------------------------------------------------------
Total Return                      (31.03)%     (23.92)%     (12.24)%      12.18%       53.72%
---------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)        $     14     $     36     $     70     $     97     $     96
---------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                          1.21%        0.99%        0.90%        0.89%        0.89%
  Net investment income             1.62         0.88         0.92         0.92         1.51
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                0%           2%           3%           0%           0%
=============================================================================================

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

      o     A corporate dividends received deduction of 100%.

      o     Total long-term capital gain distributions paid of $10,983,031.


14  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees
of Smith Barney Telecommunications Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Telecommunications Income Fund of Smith Barney Telecommunications Trust ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             /s/ KPMG LLP


New York, New York
February 12, 2003


15  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Telecommunications Income Fund ("Fund") are managed under the direction of the Smith Barney Telecommunications Trust's ("Investment Company") Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company trustees and is available, without charge, upon request by calling the Investment Company's transfer agent, Citicorp Trust Bank, fsb., at 1-800-451-2010.

                                                                                                   Number of
                                                                                                  Investment
                                                      Term of                                      Companies
                                                    Office* and             Principal            in the Fund
                                   Position(s)        Length              Occupation(s)             Complex           Other
                                    Held with         of Time              During Past             Overseen       Trusteeships
Name, Address and Age                 Fund            Served               Five Years             by Trustee     Held by Trustee
-----------------------            -----------       ---------            ------------            ----------     ---------------
Non-Interested
Trustees:

Paul R. Ades                        Trustee            Since        Law Firm of Paul R. Ades          16               N/A
Paul R. Ades, PLLC                                     1983         PLLC; Partner in Law
181 West Main Street                                                Firm of Murov &
Suite C                                                             Ades, Esq.
Babylon, NY 11702
Age 61

Herbert Barg                        Trustee            Since        Retired                           44               N/A
1460 Drayton Lane                                      1983
Wynewood, PA 19096
Age 79

Dwight B. Crane                     Trustee            Since        Professor Harvard                 50               N/A
Harvard Business School                                1994         Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard                    Trustee            Since        President of Avatar               16               N/A
Avatar International Inc.                              1994         International, Inc.
87 Whittredge Road                                                  (Business Development)
Summit, NJ 07901                                                    (Since 1998); Vice
Age 65                                                              President of S&S
                                                                    Industries (Chemical
                                                                    Distribution) (1995-1998)

Jerome H. Miller                    Trustee            Since        Retired                           16               N/A
c/o R. Jay Gerken                                      1998
Salomon Smith Barney Inc.
("SSB")
399 Park Avenue
New York, NY 10022
Age 64

Ken Miller                          Trustee            Since        President of Young                16               N/A
Young Stuff Apparel Group, Inc.                        1983         Stuff Apparel Group, Inc.
930 Fifth Avenue                                                    (Since 1963)
New York, NY 10021
Age 60


16  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                    Number of
                                                                                                   Investment
                                                      Term of                                      Companies
                                                     Office* and             Principal            in the Fund
                                    Position(s)        Length              Occupation(s)             Complex           Other
                                     Held with         of Time              During Past             Overseen       Trusteeships
Name, Address and Age                  Fund            Served               Five Years             by Trustee     Held by Trustee
-----------------------              ---------        ---------            ------------            ----------     ---------------
Interested Trustee:

R. Jay Gerken**                   Chairman,            Since        Managing Director of              227             None
SSB                               President            2002         SSB; Chairman, President
399 Park Avenue                   and Chief                         and Chief Executive Officer
4th Floor                         Executive                         of Smith Barney Fund
New York, NY 10022                Officer                           Management LLC ("SBFM"),
Age 51                                                              Travelers Investment
                                                                    Adviser, Inc. ("TIA") and
                                                                    Citi Fund Management Inc.

Officers:

Lewis E. Daidone                  Senior Vice          Since        Managing Director of SSB;         N/A              N/A
SSB                               President and        1993         former Chief Financial
125 Broad Street, 11th Floor      Chief                             Officer and Treasurer of
New York, NY 10004                Administrative                    mutual funds affiliated with
Age 45                            Officer                           Citigroup Inc.; Director and
                                                                    Senior Vice President of
                                                                    SBFM and TIA

Richard L. Peteka                 Chief Financial      Since        Director and Head of Internal     N/A              N/A
SSB                               Officer and          2002         Control for Citigroup Asset
125 Broad Street                  Treasurer                         Management U.S. Mutual Fund
11th Floor                                                          Administration from
New York, NY10004                                                   1999-2002; Vice President,
Age 41                                                              Head of Mutual Fund
                                                                    Administration and Treasurer
                                                                    at Oppenheimer Capital from
                                                                    1996-1999

Robert E. Swab                    Vice President       Since        Managing Director of              N/A              N/A
SSB                               and Investment       1998         SSB and Investment
399 Park Avenue                   Officer                           Officer of SBFM
New York, NY10022
Age 46

Martin R. Hanley                  Investment           Since        Managing Director of              N/A              N/A
SSB                               Officer              2001         SSB and Investment
399 Park Avenue                                                     Officer of SBFM
New York, NY 10022
Age 36

Kaprel Ozsolak                    Controller           Since        Vice President of SSB             N/A              N/A
SSB                                                    2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 36


17  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                    Number of
                                                                                                   Investment
                                                      Term of                                      Companies
                                                     Office* and             Principal            in the Fund
                                    Position(s)        Length              Occupation(s)             Complex           Other
                                     Held with         of Time              During Past             Overseen       Trusteeships
Name, Address and Age                  Fund            Served               Five Years             by Trustee     Held by Trustee
-----------------------              ---------        ---------            ------------            ----------     ---------------
Christina T. Sydor                  Secretary          Since        Managing Director of              N/A              N/A
SSB                                                    1993         SSB; General Counsel
300 First Stamford Place                                            and Secretary of
4th Floor                                                           SBFM and TIA
Stamford, CT 06902
Age 52

----------
* Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Gerken is an "Interested Trustee" of the Trust because he is an officer of SBFM and certain of its affiliates.


18  Smith Barney Telecommunications Income Fund
                                            | 2002 Annual Report to Shareholders

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
   SMITH BARNEY
TELECOMMUNICATIONS
   INCOME FUND
--------------------------------------------------------------------------------

TRUSTEES

Paul R. Ades
Herbert Barg
Dwight B. Crane
R. Jay Gerken, Chairman
Frank Hubbard
Jerome Miller
Ken Miller

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief
Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Robert E. Swab
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Telecommunications Trust -- Smith Barney Telecommunications Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY
TELECOMMUNICATIONS INCOME FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

      SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0321 2/03                                                              03-4471